Union First Market Bankshares

+

StellarOne Corporation

The Next Great Virginia Bank

Investor Presentation

June 10, 2013

Forward-Looking Statement

Statements made in this presentation, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this presentation and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of Union and StellarOne intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies' respective abilities to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of Union and StellarOne and the resulting company, include but are not limited to: (1) the businesses of Union and/or StellarOne may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain required regulatory and stockholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies' respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by Union or StellarOne with the SEC. Union and StellarOne undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Transaction Rationale

Acquisition Highlights

Strategic Merit

- Creates the dominant community bank in Virginia
- Scale overshadows in-state competitors
- Expands presence to include all major Virginia markets
- Broadens and deepens competitive strengths

Financially Attractive

- Results in top tier financial performance post integration
- Double-digit EPS accretion with manageable tangible book value dilution
- Accretive to capitalization
  - Positioned to deploy excess capital post closing
- Exceeds internal rate of return thresholds

The Next Great Virginia Bank

UNION
Union First Market Bankshares

StellarOne Corporation

Pro Forma Highlights[1]	
Branches	146
FTEs	1,766
Assets	$7.1 Billion
Loans	$5.2 Billion
Deposits	$5.8 Billion
TCE / TA Ratio[2]	~ 9.3%



Charlottesville
Fredericksburg
Roanoke
Richmond
Virginia Beach
UBSH (90)
STEL (56)

Source: SNL Financial and MapInfo Professional
(1) Assumes transaction was consummated on 3/31/2013
(2) Estimated at close

Growing Market Share

Virginia Deposit Market Share

Rank	Institution (ST)	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Wells Fargo & Co. (CA)	295	29,350	17.4
2	Bank of America Corp. (NC)	177	22,233	13.2
3	BB&T Corp. (NC)	379	21,452	12.7
4	Capital One Financial Corp. (VA)	86	18,540	11.0
5	SunTrust Banks Inc. (GA)	239	17,168	10.2
	Pro Forma - Union First Market Bkshs Corp. (VA)	**146**	**5,702**	**3.4**
6	United Bankshares Inc. (WV)	68	4,176	2.5
7	Carter Bank & Trust (VA)	88	3,502	2.1
8	**Union First Market Bkshs Corp. (VA)**	**90**	**3,227**	**1.9**
9	TowneBank (VA)	21	3,096	1.8
10	PNC Financial Services Group (PA)	101	2,829	1.7
11	**StellarOne Corp. (VA)**	**56**	**2,475**	**1.5**
12	Burke & Herbert Bank & Trust (VA)	25	2,077	1.2
13	Cardinal Financial Corp. (VA)	25	1,893	1.1
14	Citigroup Inc. (NY)	12	1,763	1.0
15	First Citizens BancShares Inc. (NC)	47	1,249	0.7
	Totals (1-10)	**1,544**	**125,572**	**74.3**
	Totals (1-136)	**2,616**	**169,012**	**100.0**

Source: SNL Financial
Deposit data as of 6/30/2012; pro forma for pending transactions

UNION
Union First Market Bankshares

Competitive Positioning

StellarOne CORPORATION

Deepening

Richmond

Population:	1,285,296
Households:	498,695
Small Businesses:	29,814
Market Deposits ($mm):	$73,641

	UBSH		STEL		Pro Forma
Branches:	42	+	4	=	46
Deposits ($mm):	$1,551	+	$44	=	$1,595
Market Rank:	5	+	27	=	5

Charlottesville

Population:	205,406
Households:	80,055
Small Businesses:	5,449
Market Deposits ($mm):	$3,610

	UBSH		STEL		Pro Forma
Branches:	7	+	3	=	10
Deposits ($mm):	$330	+	$89	=	$419
Market Rank:	6	+	8	=	5

Fredericksburg

Population:	332,897
Households:	114,196
Small Businesses:	6,326
Market Deposits ($mm):	$3,449

	UBSH		STEL		Pro Forma
Branches:	14	+	5	=	19
Deposits ($mm):	$664	+	$156	=	$820
Market Rank:	3	+	10	=	2

Expanding

Roanoke

Population:	311,468
Households:	129,484
Small Businesses:	7,864
Market Deposits ($mm):	$7,148

	UBSH		STEL		Pro Forma
Branches:	1	+	10	=	11
Deposits ($mm):	$16	+	$339	=	$355
Market Rank:	15	+	6	=	6

Staunton / Harrisonburg

Population:	246,985
Households:	94,146
Small Businesses:	5,583
Market Deposits ($mm):	$3,368

	UBSH		STEL		Pro Forma
Branches:	4	+	10	=	14
Deposits ($mm):	$51	+	$437	=	$488
Market Rank:	14	+	2	=	2

Blacksburg

Population:	165,000
Households:	64,572
Small Businesses:	3,135
Market Deposits ($mm):	$2,665

	UBSH		STEL		Pro Forma
Branches:	-	+	9	=	9
Deposits ($mm):	-	+	$696	=	$696
Market Rank:	-	+	1	=	1

Source: SNL Financial and U.S. Census Bureau; Deposit data as of 6/30/2012
Note: Small businesses have less than 100 employees

UNION
Union First Market Bankshares

Pro Forma Branch Franchise

StellarOne CORPORATION



VA
OH
WV
DC
MD
NJ
VA
Staunton / Harrisonburg
Rank: #2
Deposits: $488 mm
Market Tot.: $3.4 bn
Mkt. Share: 14.4%
Culpeper
Rank: #1
Deposits: $202 mm
Market Tot.: $0.6 bn
Mkt. Share: 33.5%
Fredericksburg
Rank: #2
Deposits: $820mm
Market Tot.: $3.4 bn
Mkt. Share: 23.7%
Roanoke
Rank: #6
Deposits: $355 mm
Market Tot.: $7.2 bn
Mkt. Share: 4.9%
MSA
Market Share Rank
Company Deposits
Total Market Deposits
Market Share
Blacksburg
Rank: #1
Deposits: $696 mm
Market Tot.: $2.7 bn
Mkt. Share: 26.1%
Charlottesville
Rank: #5
Deposits: $419 mm
Market Tot.: $3.6 bn
Mkt. Share: 11.6%
Richmond
Rank: #5
Deposits: $1.6 bn
Market Tot.: $73.6 bn
Mkt. Share: 5.3%
UBSH (90)
STEL (56)
UBSH Counties
STEL Counties
Overlapping Counties

Branch Overlap[(1)]		
Distance	Branches	% of Franchise
< 1/2 mi:	8	14.3%
< 1 mi:	13	23.2%
< 2 mi:	19	33.9%
< 5 mi:	26	46.4%

Source: SNL Financial and MapInfo Professional

(1) Represents the number of STEL branches within a given radius of a UBSH branch; Shown as a percent of STEL total branches

Transaction Terms

Transaction:	Union First Market Bankshares Corporation acquisition of StellarOne Corporation
Fixed Exchange Ratio:	0.9739x shares of UBSH common stock for each share of STEL
Consideration:	100% stock
Transaction Value(1):	$19.50 per share or $445.1 million
Ownership Split:	52.9% UBSH / 47.1% STEL
Name:	Union First Market Bankshares Corporation
Named Executives:	Chief Executive Officer: G. William Beale (UBSH) President of the Bank: John Neal (UBSH) Chief Financial Officer: Robert Gorman (UBSH) Chief Banking Officer: D. Anthony Peay (UBSH) Chief Retail Officer: Elizabeth Bentley (UBSH)
Board Composition:	(11) UBSH / (8) STEL Chairman: Raymond Smoot Jr. (STEL) Vice Chairman: Ronald Hicks (UBSH)
Capital:	Excess capital generated in the transaction will be used to repurchase shares post closing of the acquisition
Required Approval:	Customary regulatory and shareholder approvals of both UBSH and STEL shareholders
Expected Close:	Q4 2013 / Q1 2014

(1) Based on UBSH closing price of $20.02 as of 6/7/2013

Transaction Pricing Comparison

Union First Market Bankshares

StellarOne Corporation

Recent nationwide bank & thrift transactions with deal values between $150 million and $1 billion since 1/1/2011


3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
1.22x
1.24x
1.28x
1.32x
1.42x
1.45x
1.45x
1.49x
1.59x
1.68x
1.70x
1.83x
1.84x
1.88x
1.93x
1.98x
2.06x
2.12x
2.17x
2.40x
RNST/FMFC
SUSQ/ABBC
HTH/PlainsCapital
SCBT/FFCH
UBSH/STEL
COLB/WCBO
BcI/City National
SUSQ/TOBC
PB/Coppermark
PBNY/STL
PACW/FCAL
UBSI/VCBI
PBCT/DNBK
VLY/STBC
BRKL/BARI
FNB/PVSA
PB/American State
NBTB/Alliance
ISBC/ROMA
Cadence/EBTX
Price / Tangible Book Value

Source: SNL Financial; Based on STEL's tangible book value per share of $13.76

Union First Market Bankshares

StellarOne Corporation

Due Diligence

Due Diligence Highlights

- Comprehensive 4 week due diligence process
- Face-to-face interview sessions for all lines of business
- 3rd party resources
  - Loan review
  - Legal & Tax

Credit Due Diligence

- Reviewed individual loan files for $842 million or 61% of outstanding commercial loans
- Examined an additional $156 million of unfunded commitments
- Sample included 61% of Bank-rated special mention and substandard loans totaling $134 million or 10% of the commercial portfolio
- Reviewed residential, consumer and OREO on a portfolio level
- Modeled a credit mark of $53.5 million or 2.5% of the loan and OREO portfolio

UNION
Union First Market Bankshares

Financial Impact

StellarOne CORPORATION

Impact

EPS	**Double digit** accretion to earnings per share with fully phased in expense savings
Book Value	**Single digit** tangible book value per share dilution - Accretive in approximately **5 years**
Capital [(1)]	Approximately **25 bps accretive** to tangible common equity / tangible assets Total risk-based capital in excess of 14.0%
IRR	Internal rate of return **> 20%**

Assumptions

- Net expense savings of 32%[(2)], or $28 million pre-tax
  - 65% phased in by 2014
  - 100% thereafter
- No revenue enhancements were modeled
- Share repurchases planned for 2014 and 2015 with excess capital
- One time merger related expenses of approximately $19.5 million after-tax
  - No significant data processing termination charge

(1) Estimated at closing
(2) Net expense savings contemplates the potential for lost revenue in specific areas

Summary

The Next Great Virginia Bank

- Creates the dominant community bank in Virginia
- Enhances competitive position in major markets
- Accretive to EPS
- Generates excess capital
- Strong IRR

APPENDIX

Union First Market Bankshares

Overview

- Headquarters: Richmond, Virginia
- Ticker: UBSH
- Established: 1902
- Branches: 90
- Chief Executive Officer: G. William Beale
- Chief Financial Officer: Robert Gorman

Market Valuation

- Price (6/7/13): $20.02
- Market Cap. ($mm): $497.7
- Price / Book: 1.16x
- Price / Tang. Book: 1.40x
- Price / 2014 EPS:[(1)] 12.8x
- Dividend Yield: 2.6%

Financial Highlights

(Dollars in thousands)	Years Ended, December 31, 2010	2011	2012	Quarter Ended 3/31/2013
Balance Sheet Items				
Total Assets	$3,837,247	$3,907,087	$4,095,865	$4,051,135
Total Net Loans	2,872,821	2,853,936	3,099,629	3,066,238
Deposits	3,070,059	3,175,105	3,297,767	3,311,749
Equity	428,085	421,639	435,863	430,773
Tangible Common Equity	308,440	341,092	360,652	356,631
Profitability				
Net Income to Common	$21,008	$27,769	$35,411	$8,983
Core ROAA[(2)]	0.91 %	0.91 %	0.98 %	0.95 %
Core ROAE[(2)]	8.2	7.9	9.0	8.9
Net Interest Margin	4.56	4.57	4.34	4.23
Efficiency Ratio	59.3	63.0	63.5	67.0
Fee Income / Op. Rev.	18.4	17.5	20.9	20.7
Balance Sheet Ratios				
TCE / TA	8.22 %	8.91 %	8.97 %	8.97 %
Total Capital Ratio	14.68	14.51	14.57	14.44
Asset Quality				
NPLs / Loans	2.57 %	4.97 %	2.48 %	2.12 %
NPAs / Loans + OREO	3.76	6.01	3.49	3.24
LLR / Loans	1.32	1.36	1.11	1.11

Net Charge-Offs / Average Loans



1.50%
1.00%
0.50%
0.00%
0.05%
0.21%
0.69%
0.58%
0.55%
0.56%
0.33%
2007
2008
2009
2010
2011
2012
Q1 2013

Source: SNL Financial; Market data as of 6/7/2013
(1) First Call Consensus estimates
(2) Core income excludes extraordinary items, non-recurring items and gains/losses on sale of securities

StellarOne Corporation

Overview

- Headquarters: Charlottesville, Virginia
- Ticker: STEL
- Established: 1900
- Branches: 56
- Chief Executive Officer: O.R. Barham Jr.
- Chief Financial Officer: Jeffrey Farrar

Market Valuation

- Price (6/7/13): $16.21
- Market Cap. ($mm): $365.9
- Price / Book: 0.85x
- Price / Tang. Book: 1.18x
- Price / 2014 EPS:(1) 14.8x
- Dividend Yield: 2.5%

Financial Highlights

(Dollars in thousands)	Years Ended, December 31,			Quarter Ended
	2010	2011	2012	3/31/2013
Balance Sheet Items				
Total Assets	$2,940,442	$2,917,928	$3,023,204	$3,013,889
Total Net Loans	2,114,071	2,041,082	2,087,547	2,142,477
Deposits	2,386,102	2,395,600	2,484,324	2,476,005
Equity	426,437	414,173	431,642	428,753
Tangible Common Equity	277,360	294,327	313,741	310,479
Profitability				
Net Income to Common	$7,900	$13,430	$22,163	$5,911
Core ROAA(2)	0.32 %	0.57 %	0.77 %	0.84 %
Core ROAE(2)	2.3	3.9	5.4	5.9
Net Interest Margin	3.65	3.80	3.80	3.73
Efficiency Ratio	70.8	70.4	68.3	68.2
Fee Income / Op. Rev.	25.7	25.0	24.0	23.8
Balance Sheet Ratios				
TCE / TA	9.84 %	10.52 %	10.80 %	10.72 %
Total Capital Ratio	15.44	16.42	16.86	16.47
Asset Quality				
NPLs / Loans	3.87 %	3.36 %	2.79 %	2.42 %
NPAs / Loans + OREO	4.35	3.76	3.06	2.71
LLR / Loans	1.75	1.57	1.41	1.34

Net Charge-Offs / Average Loans



1.50%
1.00%
0.50%
0.00%
0.12%
0.80%
1.24%
1.17%
0.86%
0.40%
0.28%
2007
2008
2009
2010
2011
2012
Q1 2013

Source: SNL Financial; Market data as of 6/7/2013
(1) First Call Consensus estimates
(2) Core income excludes extraordinary items, non-recurring items and gains/losses on sale of securities

Loan and Deposit Composition

Union First Market Bankshares

StellarOne Corporation

Union First Market Bankshares Corporation	StellarOne Corporation	Pro Forma

Loan Mix

Total: $2,974mm



Consumer & Other 21.2%
Construction 15.7%
Residential R.E. 15.9%
Commercial & Industrial 6.2%
Commercial R.E. 41.0%

Yield on Loans: 5.05%

Total: $2,141mm



Consumer & Other 13.1%
Construction 9.8%
Commercial & Industrial 9.6%
Residential R.E. 22.9%
Commercial R.E. 44.7%

Yield on Loans: 4.82%

Total: $5,115mm



Consumer & Other 17.8%
Construction 13.2%
Commercial & Industrial 7.6%
Residential R.E. 18.8%
Commercial R.E. 42.5%

Deposit Mix

Total: $3,312mm



Jumbo Time Deposits 15.3%
Demand Deposits 20.1%
Retail Time Deposits 15.3%
NOW & Other Trans. Accts 13.9%
MMDA & Other Savings 35.4%

Cost of Total Deposits: 0.48%

Total: $2,476mm



Jumbo Time Deposits 9.4%
Demand Deposits 15.1%
Retail Time Deposits 18.7%
NOW & Other Trans. Accts 25.1%
MMDA & Other Savings 31.8%

Cost of Total Deposits: 0.51%

Total: $5,788mm



Jumbo Time Deposits 12.8%
Demand Deposits 17.9%
Retail Time Deposits 16.8%
NOW & Other Trans. Accts 18.7%
MMDA & Other Savings 33.8%

Source: SNL Financial
UBSH loan and deposit data as of 3/31/2013 per SEC filings
STEL loan and deposit data as of 3/31/2013 per SEC filings

Additional Information

Additional Information and Where to Find It

In connection with the proposed merger, Union will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 to register the shares of Union common stock to be issued to the stockholders of StellarOne. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of Union and StellarOne seeking their approval of the merger and related matters. In addition, each of Union and StellarOne may file other relevant documents concerning the proposed merger with the SEC.

Investors and stockholders of both companies are urged to read the registration statement on Form S-4 and the joint proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed merger because they will contain important information about Union, StellarOne and the proposed transaction. Investors and stockholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Union First Market Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, Attention: Investor Relations (telephone: (804) 633-5031), or StellarOne Corporation, 590 Peter Jefferson Pkwy, Suite 250, Charlottesville, Virginia 22911, Attention: Investor Relations (telephone: (434) 964-2217), or by accessing Union's website at www.bankatunion.com under "Investor Relations" or StellarOne's website at www.stellarone.com under "Investor Relations." The information on Union's and StellarOne's websites is not, and shall not be deemed to be, a part of this presentation or incorporated into other filings either company makes with the SEC.

Union and StellarOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Union and/or StellarOne in connection with the merger. Information about the directors and executive officers of Union is set forth in the proxy statement for Union's 2013 annual meeting of stockholders filed with the SEC on April 23, 2013. Information about the directors and executive officers of StellarOne is set forth in the proxy statement for StellarOne's 2013 annual meeting of stockholders filed with the SEC on April 9, 2013. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available.